United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 23, 2024
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 31, 2023, Plaintiff Jeffrey Edelman (“Plaintiff”), derivatively and on behalf of a putative class of stockholders of Priority Technology Holdings, Inc. (the “Company”), filed under seal a Verified Stockholder Derivative and Class Action Complaint in the Court of Chancery of the State of Delaware (the “Action”): (i) asserting that Thomas C. Priore and other members of the Company’s Board of Directors (collectively with the Company, “Defendants”) breached their fiduciary duties by approving a transaction on November 12, 2020, pursuant to which the Company agreed to exchange 1,000 Preferred Units of a certain subsidiary of the Company (Priority Hospitality Technology, LLC), held by Mr. Priore and non-parties to the Action, for a mix of cash and 1,428,358 shares of common stock of the Company, which closed on or about May 26, 2021 (the “Exchange Transaction”).

On January 30, 2024, the Company agreed to unwind the Exchange Transaction and return, as best as reasonably practicable, the Company and the other parties to the Exchange Transaction to the positions they would have been in had the Exchange Transaction never taken place (the “Unwind”). The Company denies and continues to deny the allegations of wrongdoing in the Action. The Plaintiff and the Company agreed that the Unwind rendered Plaintiff’s claims moot. The Company subsequently agreed to pay $400,000.00 in attorneys’ fees and expenses in full satisfaction of any and all claims by Plaintiff and his counsel for fees and expenses in the Action.

On February 20, 2024, the Court entered an order dismissing the Action as moot, approving the form of notice concerning attorneys’ fees payable to Plaintiff in connection with the Unwind and the Action, and closing the Action, subject to the Company filing an affidavit with the Court confirming that such notice has been issued.

In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness. Plaintiff’s counsel are Stephen E. Jenkins and Samuel F. Gross of Ashby & Geddes, P.A., (302) 654-1888, and Gregory Mark Nespole, Daniel Tepper, Correy A. Suk, and Cinar Oney of Levi & Korsinsky, LLP, (212) 363-7500. Defendants’ counsel are William M. Lafferty, Ryan D. Stottmann, and Lauren K. Neal of Morris Nichols Arsht & Tunnell LLP, (302) 351-9211, and Jason C. Rubinstein, Stan Chiueh, and Jamuna D. Kelley of Friedman Kaplan Seiler Adelman & Robbins LLP, (212) 833-1100.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2024

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer